UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 2, 2008

SENSE TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in its Charter)

British Columbia	000-29990	90010141
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2535 N Carleton Avenue, Grand Island, Nebraska 68803

 (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (308) 381-1355

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On September 23, 2008, Sense Technologies Inc. (Sense) notified BDO Dunwoody, LLP (BDO) they had been terminated as the Company’s auditor. The termination was approved by the audit committee of the Board of Directors.

BDO reported on the financial statements for the fiscal year ended February 28, 2008.  Except as described below, the audit report of BDO on the financial statements of Sense Technologies Inc. as of and for the fiscal year ended February 28, 2008 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles.  BDO’s 2008 audit report relating to the audit of Sense’s financial statements for the fiscal year ended February 28, 2008 included an emphasis paragraph relating to an uncertainty as to Sense’s ability to continue as a going concern.

In connection with the audit of the Company’s financial statements for the fiscal year ended February 28, 2008 and through the date of this current report, there were: (1) no disagreements between Sense and BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in their report on Sense’s financial statements for such year, and (2) no reportable events within the meaning set forth in Item 304 (a)(1)(iv)(B) of Regulation S-B or Item 304 (a)(1)(v) of Regulation S-K.

Sense has provided BDO a copy of the disclosures in this Form 8-K and has requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not BDO agrees with Sense’s statement.  A copy of the letter filed with the Securities and Exchange Commission, dated September 26, 2008, furnished by BDO in response to that request is filed herewith as Exhibit 16.1 on this Form 8-K/A

The Company has engaged McElravy, Kinchen & Associates P.C. (“MKA”) to assume the role of its new certifying accountant. The decision to engage MKA was approved by the audit committee of the Board of Directors on September 22, 2008.  Although the Company and MKA had agreed in general as the new auditors prior to September 22, 2008, the Company formally signed the MKA engagement letter on September 22, 2008 after MKA completed its internal procedures related to new attest client acceptance.

During the period ended February 28, 2008, and the subsequent interim period ended May 31, 2008, and through the date of the firms engagement, the Registrant did not consult with MKA with regard to:

(1)	the application of accounting principles to a specified transaction, either completed or proposed: or the type of audit opinion that might be rendered on Registrant’s financial statements; or

(2)	any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a) (1) (iv) of Regulation S-B.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

16.1   Letter of BDO Dunwoody, LLP Dated September 26, 2008 (the former accountants)

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sense Technologies, Inc. (Registrant)

Dated: October 2, 2008	/s/ Bruce Schreiner Bruce Schreiner, President

EXHIBIT 16.1

Securities and Exchange Commission

Station Place

100 F St., NE

Washington, D.C. 20549

RE:  Sense Technologies, Inc.

        File No. 000-29990

Ladies and Gentlemen:

We have read Sense Technologies, Inc. statements included under Item 4.01 of its Form 8-K dated September 26, 2008, and we agree with such statements, as they pertain to our firm. We have no basis to agree or disagree with statements regarding the successor firm.

/s/ BDO Dunwoody LLP

Vancouver, Canada

September 26, 2008